Exhibit 99.2

1 Juan José Orellana  VP, Investor Relations Molina Healthcare, Inc. 2009 Molina Healthcare Investor Day January 22, 2009 New York, NY  2009 Investor Day

2 About today Opening remarks Panel I Panel II 2009 Guidance

3 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation, as well as our accompanying oral remarks, contain numerous “forward-looking statements.” All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found in Molina Healthcare’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K, and its other reports and filings with the Securities and Exchange Commission and available for viewing on its website at www.sec.gov.  Cautionary statement

4 J. Mario Molina, MD  Chief Executive Officer Molina Healthcare, Inc. 2009 Molina Healthcare Investor Day January 22, 2009 New York, NY  Business Overview

5 Topics Strategic plan Molina markets Macroeconomic trends Management

6 Mission statement Our mission is to provide healthcare services to low-income families and individuals covered by government programs “I want this to be an exemplary organization.”  Mary R. Molina Founder

7 Growth Premium Revenue Growth TANF 87% ABD 8% SCHIP 5% Medicare <1% Our members $ in millions Focus on government programs for poor & uninsured Goal: Revenues of $4 billion by end of 2010 Increase ABD enrollment Increase Medicare enrollment Acquisitions will continue to play an important role * Approximate revenue amount based on most recent guidance -- final reported revenue amount may vary.

8 Other financial objectives We must use the most cost-effective alternatives Lead our industry in limiting administrative costs No state to contribute more than 15% of revenue Keep a nickel from every dollar of revenue – EBITDA margin 5% of revenue We are the stewards of the public’s money Core Administrative Expense as % of total revenue  “This is a business of nickels.”  C. David Molina, MD Founder

9 Growth: revenue diversification Revenue Share by State FY 2003 Revenue Share by State 3Q 2008 CA 13% NM 11% OH 21% TX 4% WA 23% MI 16% MO 7% NV <1% UT 5% CA 35% WA 43% MI 11% UT 11% Significant revenue diversification since going public in 2003

10 Commitment to quality ALL of Molina’s eligible health plans ranked by US News & World Report  New Mexico, Utah, and Washington health plans ranked as the top Medicaid plan in their state Texas and Ohio to undergo NCQA accreditation in 2009  “Quality is everyone’s responsibility.”  W. Edwards Deming (1900-1993) American Statistician

11 Business Snapshot Washington 295,000 California 313,000 New Mexico 84,000 Utah 55,000 Michigan 207,000 Ohio 179,000 Texas 29,000 Membership growth Markets and members served – Q3 ‘08 TANF 87% ABD 8% SCHIP 5% Medicare <1% Our members Missouri 77,000 Nevada <1,000 Florida in thousands

12 Segmentation LTC Duals ABD TANF = patients in need of more complex care  (for illustrative purposes only - not an actual percentage) complexity of care number of potential enrollees Medicare Medicaid

13 Sizeable market continues to grow Medicaid  Enrollment ˜ 59M 1. Medicaid: A Primer. Key Information on the Nation’s Health Program for Low Income People.  Kaiser Commission on Medicaid and the Uninsured (January 2009) Managed care is an alternative to state’s rising Medicaid costs Migration of new populations to managed care Growing diversity and complexity of social and healthcare needs Medicaid  Expenditures: ˜ $304B 1

14 29+ years of Medicaid experience Documented Quality: NCQA accreditation Management: experience and stability Industry leading administrative efficiency Recognized cultural & linguistic competency “Our roots are in the clinics.” Competencies

15 Stimulating the economy Source:  Mark Zandi, Chief Economist and Co-founder of Moody’s Economy.com: Testimony to the Senate Budget Committee, November 19, 2008. Medicaid delivers a good return on investment: $1 spent on: UI benefit extension Increase in Food Stamps Aid to State Governments (i.e. Medicaid FMAP increase) Infrastructure Projects = 1 year change  in GDP = $1.63  = $1.73 = $1.38 = $1.59

16 Stimulus package FMAP proposal $87 Billion for increased FMAP over the next 2 years 4.9% FMAP increase to all states Rest apportioned based on unemployment FMAP funds can not be used for rainy day funds; must be used for Medicaid Must maintain eligibility standards no more restrictive than those in effect July 1, 2008

17 Baucus Plan Other Placeholder: All poor adults eligible for Medicaid SCHIP eligibility to 250% of the FPL A national insurance exchange with subsidies up to 400% of FPL public plan option within exchange Pay-or-play for medium and large firms Preventive services covered (“Right Choices”) and Medicare buy-in for 55-64 year olds until exchange in place Individual mandate when affordability assured

18 Obama Plan Other Placeholder: Medicaid and SCHIP expansions National insurance exchange and public plan run together sliding scale subsidies Pay-or-play for medium and large-size employers Parents must cover kids Guaranteed eligibility for insurance and federal reinsurance $50 billion over 10 years for HIT

19 Medicare advantage Other Placeholder: Medicare Advantage plans will see substantial cuts in payments Congress, President Obama want to shrink or eliminate 13% gap between FFS and MA costs This would adversely affect primarily private fee-for-service plans

20 U.S. Medicaid population growth Medicaid population increased quickly during the 2001 recession and its aftermath 1. Source: KCMU and Urban Institute estimates based on KCMU Medicaid enrollment data collected by Health Management Associates from 44 states, normalized to national totals (2008) 2. Source: Stan Dom, Bowen Garret, John Holahan, and Aimee Williams, Medicaid, SCHIP and Economic Downturn: Policy Challenges & Policy Responses, prepared for the Kaiser Commission on Medicaid and the Uninsured (2008) 1 7.8% MOH enrollment growth in 2008  above Company historical  average of ~ 3.5% Unemployment growth is expected to impact Medicaid, SCHIP, and the uninsured 1M 1.1M 1% = Increase in national unemployment rate Increase in Medicaid & SCHIP enrollment Increase in uninsured 2

21 Public coverage during a recession Income eligibility as a % of the poverty level 1. Source: Health Coverage in a Period of Rising Unemployment (Schwartz); Kaiser Commission on Medicaid and the Uninsured. (December 2008) 2. Source: Squeezed! Caught Between Unemployment Benefits and Healthcare Costs. Families USA. (January 2009) 1 Low income unemployed families are unable to afford COBRA 2 Low and moderate income workers are especially vulnerable to becoming uninsured If President Obama’s plan to cover all adults under 100% FPL is approved it will add: Adults to the Medicaid Program 16 million

22 SCHIP reauthorization Washington California State includes SCHIP  in Medicaid program Utah Michigan Ohio Texas Missouri Florida Many of our health plans’ principal governmental contracts include SCHIP State contracts  separately for SCHIP Million  Currently covered by SCHIP in U.S. 7 4 + Million  Additional  uninsured children to be covered by bill House & Senate proposals include: and: Coverage for children in families above 300 percent of Federal poverty level will receive Medicaid match rate New Mexico

23  “No managed care CEO has been in place longer than Mario Molina.” Management team  “John Molina is among the longest tenured CFOs in the managed care space.” *Source: Nersessian G., Credit Suisse Equity Research. “The Molina Chronicles” -- Takeaways from Management Meetings, Feb. 29, 2008. Mark Andrews, JD Chief Legal Officer & Corporate Secretary Terry Bayer, JD, MPH Chief Operating Officer James Howatt, MD, MBA Chief Medical Officer J. Mario Molina, MD Chief Executive Officer John C. Molina, JD Chief Financial Officer Joseph White, CPA, MBA Chief Accounting Officer

24 The Medicaid opportunity “Success is where preparation and opportunity meet.” Bobby Unser

25 James W. Howatt, MD, MBA Chief Medical Officer Molina Healthcare, Inc. Medical Affairs Update 2009 Molina Healthcare Investor Day January 22, 2009 New York, NY

26 Leveraging data to maximize value The value equation Quality/Cost = Value

27 Leveraging data to maximize value Maternal health Discharge planning Accreditation & quality  improvement In-source behavioral health value

28 Managed care 101 Getting it right Right care Right place Right provider Right time in course of illness

29 Our priority Managing medical costs equals increasing value

30 Why do we care about prematurity? Babies born before 32 weeks have the greatest risk for death and poor health outcomes. Social costs of preterm births: $26.2M 1. Source Preterm Birth: Causes, Consequences, and Prevention; Institute of Medicine of the National Academies. July 2006 2. Source: National Governor’s Association Issue Brief June 9, 2003 Body:Nearly 13% of deliveries in the nation are premature (less than 37 weeks)  Significant mortality and long-term health complications Immediate costs are high (Difference between 28 and 36 weeks around $175,000)  Long term costs are high (estimated in excess of $500,000 lifetime cost for extremely premature) 40% of all deliveries in the nation occur in Medicaid 2 1

31 What is the 17-P Program? A program that identifies pregnancies with a history of premature delivery Weekly administration of a hormone shot Results in an approximately 1/3rd reduction in repeat premature births

32 Maternal health: reducing prematurity 17-P program High risk OB recognition & intervention Early identification Intervention Biometrics Lengthen gestational period Engage pediatrics

33 17-P Now active across all Molina health plans 185 Total Participating Pregnancies 85 Pending Pregnancies 58 Pregnancies delivered at full term Molina 17-P Program Results 2008 100 Completed Pregnancies 30 weeks prior pregnancy 38 weeks treated  with 17-P Average Gestation:

34 Why 32 weeks is important. Average NICU Days by Gestational Age at Delivery NICU  Days Gestational Age at Delivery (Weeks)

35 Commitment to quality Our long-term success will depend on the quality of services we provide Body:Enrollment 26 states now rely on some form of accreditation and it can affect enrollment algorithms Quality payments Pay for performance Quality bonuses Objective evidence Efficiency & effectiveness Recognition Molina has more accreditations than any other Medicaid organization (5 currently, and 2 more in the pipeline) Spotlight on Michigan: Pilot Program Assignment algorithm Pay for performance  Assisting providers

36 Leveraging data to improve scores Identifying missed services Claims Demographics Create an ‘Every Touch’ strategy Engage all elements of Molina Member service – critical Website for providers Monitor results Roll out to all Molina plans

37 Leveraging data: results Results:  within 3 months of advice, an additional 9-15% (over baseline) obtained services. Impact:  Molina scores estimated to increase significantly year-over-year and compared to peers. Molina has received over 10,000 “hits” with recommendations to obtain care 1

38 In-sourcing of behavioral health Ohio Transition complete and generating savings in: in-patient days out-patient services reduction in neuro-psych testing Additional savings anticipated from integration of care Similar efforts underway in Texas Missouri to follow Terminated behavioral health provider contracts in Ohio in 3Q08 and brought in-house

39 Discharge Planning Reduce Length of Stay Facilitate Effective Discharge Prevent Readmissions Medications Follow-Up Appointments Transportation Durable Medical Equipment

40 Emergency room misuse Nurse Advice Line Home care advice Urgent care center referral Access Commercial clinics Incentives to PCPs to extend hours Partner with facilities Surrogate for inadequate care Monitor utilization with select diagnoses Monitor utilization by provider Case manager Chronic illness with poor self-management Chronic pain Drug-seeking Behavioral health

41 The Bottom Line Maternal health Discharge planning Accreditation & quality  improvement In-source behavioral health 1% decrease in  our medical care ratio $0.65 increase to earnings per share yields

42 Terry Bayer Chief Operations Officer Molina Healthcare, Inc. Operations Update 2009 Molina Healthcare Investor Day January 22, 2009 New York, NY

43 Operations Update Leveraging data to meet operational challenges Ohio California Acquisition integration update Missouri Florida Customer service Claims

44 Focus on Data  “IN GOD WE TRUST; ALL OTHERS BRING DATA.”

45 Focus on Data - The Molina Way Resolve  Identify Issues Analyze  Review Data

46 Operations Update California Ohio Improving Profitability Medical Management Re-contracting Rates Missouri Florida Profitable Integration Enrollment Growth Acquisition and  Start-Up in Parallel Membership Growth Medical Management Rates

47 Molina Healthcare of Ohio Serving TANF & ABD populations in 4 regions Began operations in December 2005 Cincinnati Columbus Dayton Membership History Membership CFC 89% ABD 11%

48 Molina Healthcare of Ohio – Profitability Improvement Re-Contracting Medical Management ABD1/09 CFC1/09 Risk Adjustment Score9/08 Medical  Cost  Reductions Rate  Increase 5%

49 Molina Healthcare of California Membership History Membership Sacramento San Diego Los Angeles Medicaid 88% Medicare <1% SCHIP 12%

50 Molina Healthcare of California Term High Cost Hospitals Re-contracting Medical Management All Regions Los Angeles10/08 Riverside/ SB10/08 San Diego7/08 SacramentoPending Medical  Cost  Reductions Rates  Net Change 3.0% The rate challenges

51 Molina Healthcare of Missouri – successful integration Membership Growth New Plan President Joanne Volovar Membership Medicaid 91% SCHIP 9% 13%

52 Molina Healthcare of Florida – successful start-up Membership  Membership Mix TANF 73% SSI 23% Members ˜ 55K 1. October data publicly available from www.fdhc.state.fl.us

53 Molina Healthcare of Florida (Gp:) Jackson (Gp:) Calhoun (Gp:) Franklin (Gp:) Gadsden (Gp:) Gulf (Gp:) Leon (Gp:) Wakulla (Gp:) Alachua (Gp:) Baker (Gp:) Bay (Gp:) Brevard (Gp:) Broward  3,851 – Reform 491 – NR (Gp:) Charlotte (Gp:) Citrus (Gp:) Clay (Gp:) Collier (Gp:) Dade 30,652 - NR (Gp:) De Soto (Gp:) Dixie (Gp:) Duval (Gp:) Escambia (Gp:) Flagler (Gp:) Gilchrist (Gp:) Glades (Gp:) Hamilton (Gp:) Hardee 188 – NR (Gp:) Hendry (Gp:) Hernando (Gp:) Highlands 188 – NR (Gp:) Hillsborough 4,364 – NR (Gp:) Holmes (Gp:) River 902 - NR (Gp:) Jefferson (Gp:) Lafayette (Gp:) Lake (Gp:) Lee (Gp:) Levy (Gp:) Madison (Gp:) Manatee 118 – NR (Gp:) Marion (Gp:) Martin 19 - NR (Gp:) Monroe 43 - NR (Gp:) Okaloosa (Gp:) Okeechobee 5 - NR (Gp:) Palm Beach 8,897 - NR (Gp:) Pasco 1,836 – NR (Gp:) Polk 3,957 – NR (Gp:) Putnam (Gp:) St. Johns (Gp:) St. Lucie 125 - NR (Gp:) Santa Rosa (Gp:) Sarasota (Gp:) Seminole (Gp:) Sumter (Gp:) Suwannee (Gp:) Taylor (Gp:) Union (Gp:) Volusia (Gp:) Walton (Gp:) Washington (Gp:) Liberty (Gp:) Orange (Gp:) Osceola (Gp:) Nassau (Gp:) Bradford (Gp:) Columbia (Gp:) Indian  (Gp:) Pinellas 2,289 – NR Our diversification strategy includes both start-ups and acquisitions. 8/08 Announced Florida NetPass Acquisition Consideration $42M (subject to adjustments) 55 thousand members Provider Service Network (PSN)  1/08-11/08 Provider Certificates Awarded Broward, Dade, and Palm Beach 10/08 Medicaid Contract Awarded (Eff. 12/08) 12/08 First Members 1/09 Member transition begins

54 Successful integration of Florida NetPass Active enrollment in Dade county January 2009 – 23K members Additional counties Broward Hillsborough Palm Beach Pasco Pinellas Polk * Pending AHCA approval

55 Customer service Our primary customers are our members Our supporting customers include our providers Improving provider satisfaction helps organic growth Focus groups with providers revealed that faster payment would improve satisfaction

56 Speed of payment and customer service “…reducing payment delays and administrative burdens may have more of an impact on access than modest increases in fee levels.” Cunningham, Peter J. and  O’Malley, Ann S. “Do Reimbursement Delays Discourage Medicaid Participation by Physicians?” Health Affairs, 28 no.1 (2009): 27.

57 Customer service Focus on paying our providers faster Note: Missouri data not included. Percentage (%) of Claims Paid within 15 days of Receipt 50% 60% 65% 70% 75% 80% 85% 90% 95% 100% Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan '08 Feb '08 Mar '08 Apr '08 May '08 Jun '08 Jul '08 Aug '08 Sep '08 Oct '08 Nov '08 Dec '08 Production

58 Customer service Note: Missouri data not included. Average Turnaround Time in Calendar Days 4 6 8 10 12 14 16 18 20 22 24 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan '08 Feb '08 Mar '08 Apr '08 May '08 Jun '08 Jul '08 Aug '08 Sep '08 Oct '08 Nov '08 Dec '08 (Gp:) Production Focus on paying our providers faster Days

59 Customer service Note: Missouri data and acquisition members not included. Average Turnaround Time in Calendar Days & Organic Growth Days Members 0 5 10 15 20 25 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan '08 Feb '08 Mar '08 Apr '08 May '08 Jun '08 Jul '08 Aug '08 Sep '08 Oct '08 Nov '08 Dec '08 900,000 950,000 1,000,000 1,050,000 1,100,000 1,150,000 1,200,000 1,250,000 (Gp:) Production (Gp:) Enrollment Focus on paying our providers faster

60 Summary Using data and feedback from our customers, we continue to improve our operations.

61 Mark L. Andrews, Esq. Chief Legal Officer Molina Healthcare, Inc. Compliance: A Value Proposition  2009 Molina Healthcare Investor Day January 22, 2009 New York, NY

62 Why discuss compliance now? We are acutely aware of the daily media and regulatory reports of wrongdoing by competitors, providers, and individuals operating within the healthcare sector  We are acutely aware that Molina is not among those reports and want you to know that we are also intensely focused on keeping it that way

63 Compliance pays.  How? 1. Regulatory Trust 2. Patient Confidence 3. Provider Satisfaction 4. Public Market Clarity

64 Wisdom from  Benjamin Franklin 1 Portrait of Benjamin Franklin, ca. 1794-1802 www.historicaldocuments.com An ounce of prevention is worth a pound of cure. Compliance preserves value

65 Non-compliance undermines earnings Increased Costs Fines, penalties, judgments  Litigation expenses Insurance premiums Lost Revenue Enrollment decline Enrollment freeze Resource Drain Personnel time Project distraction Lost Expansion Opportunities Stock Impact Price Trading volume

The impact is immediate and significant





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© Molina Healthcare, Inc. 2009

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MOLINA HEALTHCARE

67 Compliance delivers quality NCQA accreditation matters Increasingly required for program entry Functions as deemer for meeting program requirements in a streamlined and more efficient manner.  That means expense saved Recognized as a proper surrogate for quality – increasing regulator, patient, and provider confidence 26 states now rely on some form of accreditation

68 Compliance contributes to our success 29 years 1. Experience we have been doing this longer 2. Core Value we choose to do this 3. Priority key component of our strategic  plan What keep us out of the headlines? An enterprise wide model Spread responsibility more broadly Address ‘people’ component of compliance Moved beyond just checklists and memorization 4. Our approach:

69 The landscape matters The environment is too complex for lists and memorization Changes too fast to leave in the hands of a few compliance team members Team members need to learn and embrace 6 basic concepts

70 Compliance is driven by people 1. Compliance is part of your role 2. You can’t know everything 3. You have permission to raise questions 4. Asking questions does not equal “snitching” 5. You should trust your instincts 6. There are some basic “red flags” So ask questions

71 Likely industry compliance hotbeds for 2009 ID & PHI privacy Security Data development (UM and cost) Claims Marketing/Outreach Fraud & abuse

72 Break

73 Growth Opportunities  John C. Molina Chief Financial Officer Molina Healthcare, Inc. 2009 Molina Healthcare Investor Day January 22, 2009 New York, NY

74 Growth Opportunities - 2009 Organic growth Eligibility expansion New populations New market opportunities Managed care expansion

75 Organic Growth Consolidated Molina Enrollment 2008 U.S. National Unemployment Rate 2008 2 Source: (1) Medicaid, SCHIP and Economic Downturn: Policy Challenges and Policy Responses, Kaiser Family Foundation, April 2008 (2) U.S. Bureau of Labor Statistics, September 2008 Economic deterioration will increase enrollment in existing Molina markets (1% increase in Unemployment results in an additional 1 Million Medicaid Lives1) MOH Enrollment U.S. Unemployment Rate

76 States in which Molina operates 7 of Molina’s 9 Health Plans are in States that rank among the Top 20 Medicaid spenders.  Title:Organic growth Source: Kaiser Commission on Medicaid and the Uninsured http://www.statehealthfacts.org

77 Organic growth: federal stimulus package Federal stimulus package will increase Federal funding to current Molina markets: Adds $87B in federal match 4.9% increased funding to ALL states Federal funds to cover newly unemployed who enter the Medicaid  program through 2010 Additional relief to states with high unemployment rates

78 Organic growth: FMAP increase November 2008 National Rate 6.7% National Ranking The $87.0B proposed FMAP increase will be distributed based on States’ Unemployment Rates as well as FMAP percentages. Unemployment Rate

79 Eligibility expansion: SCHIP reauthorization House bill passed Senate bill passed out of Committee Details: Reauthorized through fiscal year 2013 Adds 4.1M children to the 7M already    covered  Funding for outreach Senate bill also: Requires GAO to study actuarial soundness of rates Establishes Medicaid / SCHIP Commission  (like MedPAC)

80 Eligibility expansion: SCHIP reauthorization Washington California State includes SCHIP in Medicaid Program Utah Michigan Ohio Texas Missouri Florida Many of our health plans’ principal governmental contracts include SCHIP State contracts  separately for SCHIP Million  Currently covered by SCHIP in U.S. 7 4 + Million  Additional  uninsured children to be covered by Bill House & Senate proposals include: and: Coverage for children in families above 300 percent of Federal poverty level will receive Medicaid match rate New Mexico

81 Eligibility expansion: state level Some states have undertaken their own efforts to expand eligibility States in which Molina operates that have already expanded eligibility to the uninsured States expanding eligibility through FPL increases States enacting Programs to Covered Uninsured populations States expanding eligibility through FPL increases & enacting Programs to Covered Uninsured populations

82 New Populations: Long Term Care (LTC) Medicaid LTC expenditures are large and continue to grow. Molina has experience operating LTC plans in Texas and Washington Molina markets in which state governments spent over $1B in Long Term Care Source: ‘State Medicaid Expenditures for Long-Term Care 2008-2027’ – AHIP September 2008 TOTAL STATE MEDICAID LTC EXPENDITURES

83 New market opportunities RFP’s for New Programs Additional Start-Up Opportunities Exclusive Provider Organization (EPO) Potential new market opportunities in 2009 and 2010

84 Managed care expansions States continue to view managed care as a cost-effective response to growing fiscal pressures: Medicaid Reform Initiatives in Florida, Louisiana, and Virginia Service Area Expansions in Texas Transition of ABD population to managed care Replacement of FFS and partial risk programs with managed care Evidence continues to grow that managed care is a cost-effective solution Studies in California and Ohio show managed care saves States money

85 Will California expand managed care? Fee For Service County Organized Health Systems Managed Care Health Plans Average California PMPM California: Managed Care provides a slower growth rate in Medi-Cal expenditures and greater budget certainty. Source: California’s Medical Assistance Program, Annual Statistical Report, Calendar Year 2004, 2006, and Company estimates

86 Joseph White Chief Accounting Officer Molina Healthcare, Inc. Leveraging Administrative Investment 2009 Molina Healthcare Investor Day January 22, 2009 New York, NY

87 Administrative expense components Recruiting Training Retention Measurement Facilities 10% People 60% Technology 10% Outside  Services 20% Equipment Vendors Common  Processes Consistency Motivation Work Force Tax Incentive Flexibility Telecommuting Partnering Multiple Sources Industry Expertise Cost Effectiveness Long-Term Profitable Growth

88 Leveraging administrative expenses Note: Core Admin percentage excludes premium taxes. 2008E indicates estimate of 2008 financial results. Core Administrative Expense as a percent of revenue is declining

89 Molina excels in controlling administrative costs 1. Administrative leverage as competitive advantage 2. Average of nine-month administrative cost PMPM for MOH, AGP, and CNC based on publicly reported information for quarter ended September 30, 2008. Calculation based on total administrative costs divided by average membership for the period.  Publicly reported administrative cost PMPM for nine months ended September 30, 2008.

90 Molina excels at controlling administrative costs 1. Average of nine-month administrative cost ratios for MOH, AGP, and CNC based on publicly reported information for quarter ended September 30, 2008. The ratio represents administrative costs as a percentage of total revenue including interest income.  Publicly reported administrative cost ratio for nine months ended September 30, 2008.  Administrative leverage as competitive advantage 2.

91 Leveraging administrative costs in 2009 A 1% increase in premium revenue potentially yields 10¢ EPS $0 $30.0 M $25.5 M (85%) $4.5 M Payable to Provider Available for Admin & Profit Revenue Note: The amounts shown above do not reflect actual results they are shown for illustrative purposes

92 Days in claims payable Claims inventories continue to fall Fee for service costs 65% of all medical care costs Pharmacy capitation consistent year over year Cost recovery Enhanced Now built into lag tables Greater clarity from faster payments Faster payment Familiarity with data

93 Questions?

94 2009  Guidance   John C. Molina Chief Financial Officer Molina Healthcare, Inc. 2009 Molina Healthcare Investor Day January 22, 2009 New York, NY

95 The following 2009 Guidance presentation contains numerous "forward-looking statements" regarding the Company’s projected 2009 financial results. Any statement that refers to guidance, projections, expectations, strategies, challenges, and opportunities, or their underlying assumptions, or other characterizations of future events or circumstances, is a forward-looking statement. All of the Company's forward-looking statements are subject to numerous known and unknown risks, uncertainties, and other factors that could cause our actual results to differ materially. Such factors include, without limitation, risks related to:  budgetary pressures on the federal and state governments and their resulting inability to fully fund Medicaid, Medicare, or SCHIP or to maintain current  membership eligibility thresholds and criteria; the successful management of our medical costs and the achievement of our projected medical care ratios in all our health plans, including the reduction of the medical care ratio of our Ohio health plan; the success of our efforts to leverage our administrative costs to address the needs associated with increased enrollment; risks related to our limited experience operating in Florida and attendant claims estimation difficulties; growth in our Medicaid and Medicare enrollment consistent with our expectations; uncertainties regarding the impact of federal health care reform efforts and the new presidential administration; rate increases and the maintenance of existing rate levels that are consistent with our expectations; our inability to pass on to our contracted providers any rate cuts under our governmental contracts; the budget and liquidity crisis in California and the state’s inability to make payment under its contracts with the California health plan; the successful resolution of pending rate litigation in California; the renewal of the provider premium tax beyond October 1, 2009; our ability to accurately estimate incurred but not reported medical costs across all health plans; the successful renewal and continuation of the government contracts of all of our health plans, including the re-selection of our Michigan and Missouri health plans in response to Medicaid RFPs in 2009; in light of the current turmoil and illiquidity in credit markets, the availability of financing to fund and capitalize our acquisitions and start-up activities and to meet our liquidity needs; the illiquidity of our auction rate securities; the successful and cost-effective integration of our acquisitions; earnings seasonality; interest rates on invested balances that are lower than expected; high profile qui tam matters and negative publicity regarding Medicaid managed care and Medicare Advantage; changes in funding under our contracts as a result of regulatory and programmatic adjustments and reforms; approval by state regulators of dividends and distributions by our subsidiaries; unexpected changes in member utilization patterns, healthcare practices, or healthcare technologies; high dollar claims related to catastrophic illness; changes in federal or state laws or regulations or in their interpretation; the favorable resolution of litigation or arbitration matters; and other risks and uncertainties as detailed in our reports and filings with the Securities and Exchange Commission and available on its website at www.sec.gov. All forward-looking statements in this release represent our judgment as of January 22, 2009. We disclaim any obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

96 ˜ $3.6B ˜ $15M ˜ 85.5% ˜ 10.5% ˜ 7.5% ˜ $158M - $167M ˜ $43M ˜ $14M ˜ $59M - $65M  ˜ $2.20 - $2.40 ˜ 27M ˜ 41% Premium Revenue  Investment Income Medical Care Ratio G&A Ratio  Core G&A Ratio EBITDA D&A  Interest Expense Net Income  Diluted EPS  Diluted Shares Outstanding  Effective Tax Rate 2009 Earnings Guidance (January 22, 2009)

97 Projected key developments for 2009 guidance Membership: Membership growth of approximately 10% excluding Medicare and Florida. Revenue PMPM: 3% rate increase Medical Costs: 4% increase in medical costs PMPM Administrative Costs: 4.5% decrease in admin cost PMPM Investment Income: $15M investment income Interest Expense: $5.3M impact from FASB Staff Position APB 14-1 (interest on convertible debt)

98 Known rate changes impacting 2009 results Rate Change Effective Date California Michigan Missouri New Mexico Ohio Washington 3.0% 5.5% 8.5% -1.0% / -2.5% 5.0% -1.0% / -3.7% 7/1/2008 and 10/1/2008 10/1/2008 7/1/2008 7/1/2008 and 12/1/2008 1/1/2009 1/1/2009 and 2/1/2009

99 Organic Membership Dec ‘07 Dec ’08E Jan ‘09E Dec ‘09G 1.15M 1.22M 1.34M 1.24M 6.1% 1.6% 8.1% % growth over previous period* Note: The percentages and enrollment shown exclude both Florida membership and the membership in Ohio transitioned from other health plans. “E” denotes estimated 2008 results and “G” denote 2009 projected guidance. ’09 over ’08 Growth 9.8%* Organic growth should accelerate in 2009

100 Consolidated membership and revenue PMPM Membership Per Member per Month (Gp:) Membership (Gp:) Premium Revenue PMPM ’07 over ‘06  Growth Membership: 12.4%  Premium: 13.6%  ’08 over ‘07 Growth Membership: 9.5%  Premium: 11.0% ’09 over ‘08 Growth Membership: 15%  Premium:  3% MO Acquisition MO Mang. Care Exp. OH ABD Rollout OH: WLP Exit FL: Increase in Membership 2009 guidance assumes declining to flat rates and increasing membership Note: ‘E’ denotes estimated and ‘G’ denotes 2009 Guidance.

101 Consolidated MCR and Medical Cost PMPM % of Premium Revenue Per Member per Month (Gp:) MCR (Gp:) Medical Costs PMPM In 2009 the MCR will increase, but medical costs PMPM will level off.  Note: ‘E’ denotes estimated and ‘G’ denotes  2009 Guidance.

102 Guidance Summary vs. Preliminary 2008 Results * Represents mid point of range 2009 Guidance 2008E Results Increase/(Decrease) Premium Revenue Medical Care Ratio Core G&A Ratio EBITDA EBITA Margin Net Income Diluted EPS Diluted Shares Outstanding Effective Tax Rate Members $3.6B $3.0B $0.6B 85.5% 85.0% 0.5% 7.5% 8.0% (0.5%) $158M-$167M $145M-$148M $16M 4.4%-4.7% 4.7%-4.8% (0.2%) $59M-$65M $61.7M-$63.4M ($0.6M) $2.20-$2.40 $2.22-$2.28 $0.05 27.0M 27.8M (0.8M) 41.0% 40.0% 1.0% 1.44M 1.26M 0.18M

103 Historical net income distribution Average Quarterly Contribution  2001-2008E Semi-annual contribution not anticipated to change materially in 2009.

104 Opportunities and Challenges 1.  Source: Kaiser Commission on Medicaid and the Uninsured, April 2008 2.  Source: Kaiser Commission on Medicaid and the Uninsured, 2006 Opportunities Discussion Impact of Economic Conditions on Enrollment Fiscal Stimulus Florida M&A Opportunities Capital Structure Admin Leverage 1% increase in the unemployment rate increases Medicaid and SCHIP membership by approximately 1.0M. Impact of fiscal stimulus and SCHIP reauthorization. The State of Florida is ranked 5th in the nation in Medicaid spending, constituting 4% of all Medicaid spending. Guidance does not include potential acquisitions. Guidance does not include any repurchases of our stock or convertible notes. Increasing enrollment will allow leveraging of administrative costs.

105 Opportunities and Challenges Challenges State Budgets California, New Mexico, and Washington Ohio MCR Provider Premium Tax Florida Medicare Investment Income Most States face substantial fiscal challenges. Rates Provider Cuts The Guidance assumes an Ohio MCR of 87%. Rate increase, risk adjustment, re-contracting with providers and in-sourcing of Behavioral Health. Guidance assumes no Provider Premium Tax sunset on 10/1/09 Risks associated with new operations. Guidance assumes 12,000 Medicare members by 2009 year-end. Interest rates to remain low.

106 Questions?